                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


           As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8, File No. 33-40867 and the Company's previously filed Registration Statement on Form S-3, File No. 33-64548.



ARTHUR ANDERSEN LLP

Salt Lake City, Utah
December 28, 1998